Exhibit 99.1

Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, proposed timing for the spin-off; strategic rationale for the spin-off; our plans to drive organic growth by leveraging brands and designing innovative new products, to design, produce, and market high-quality products that drive customer satisfaction and loyalty, and to return capital to stockholders through dividends; our strategic focus on driving stable organic growth while expanding margins; our capital allocation strategy of returning stockholder value; our strategic priorities for growth, including to grow organically, leverage iconic brands, focus on new product introductions, simplify business, and return value to stockholders; our long-term financial model, including long-term targets for revenue, gross profit, operating expenses, adjusted EBITDAS, and capital expenditures; and our focus on long-term performance, including increasing market share to drive organic revenue growth, streamlining business operations and optimizing profitability, and optimizing cash flow generation and returning value to stockholders. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearm-related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; impacts from the Coronavirus; our competitive environment; the supply, availability, and costs of raw materials and components; the impact of protectionist tariffs and trade wars; speculation surrounding fears of terrorism and crime; our anticipated growth and growth opportunities; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; our penetration rates in new and existing markets; our strategies; the completion of our proposed spin-off and the operations and performance of the two separate companies thereafter; our ability to maintain and enhance brand recognition and reputation; our ability to introduce new products; the success of new products; our ability to expand our markets; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2020. Legal Safe Harbor

On November 13, 2019, Smith & Wesson Brands, Inc. (“SWBI” or “Parent-Co”) (then called American Outdoor Brands Corporation), announced its plan to spin-off its outdoor products & accessories business to form an independent, publicly traded company: American Outdoor Brands, Inc. (“AOUT” or “Spin-Co”) Each SWBI stockholder of record will receive one share of AOUT common stock for every four shares of SWBI common stock held by such stockholder as of the close of business on the Record Date Record Date — August 2020 Distribution Date — Late August 2020 Transaction Overview Compelling Strategic Rationale Distinct Focus — organic growth by developing new products that meet the needs and wants of consumer customers Differentiated Investment Thesis — focus on firearms, strong cash generation, returning capital to stockholders via dividends Optimized Balance Sheet and Capital Allocation Priorities — prioritization of investments and capital structure tailored to SWBI’s business model to execute on specific growth strategy Incremental Stockholder Value — pure-play firearms company will benefit from a granular focus on organic growth and profitability that should drive valuation multiple expansion American Outdoor Brands Spin-Off Overview

MARK P. SMITH President and Chief Executive Officer Deana L. McPherson, CPA, CGMA Chief Financial Officer During his tenure, the company achieved significant growth, while optimizing its manufacturing footprint Increased gross margins to record levels Significant operational and supply chain management experience Strong leadership experience across multiple industries with Fortune 500 and diversified international corporations Joined in 2010 20+ years experience Joined in 2007 25+ years experience Extensive finance and treasury experience; most recently, Chief Accounting Officer Key financial reporting and oversight of audit, tax, and banking matters Strong relationship with lenders and other capital providers Instrumental in managing the company’s syndicated bank credit facility Experienced Leadership

An Iconic Firearms Company

Smith & Wesson Brands, Inc. is an iconic firearm business with a 168-year history of delivering market leading, personal protection and sport-related firearms for consumers and professionals

- ✓ Drive Organic Growth by Leveraging Brands and Designing Innovative New Products
- ✓ Design, Produce, and Market High-Quality Products that Drive Customer Satisfaction and Loyalty
- ✓ Return Capital to Stockholders Through Dividends

~89%

Brand Awareness for Handgun Buyers & Intenders

~$4 Billion[a]

Handguns & Long Guns Market Size

INDUSTRY-LEADING HANDGUN, LONG GUN, & SUPPRESSOR
PRODUCTS MARKETED UNDER ICONIC BRAND NAMES:

Handguns	*Long Guns*	*Suppressors*
Smith & Wesson	M&P by Smith & Wesson	GEMTECH Suppressors
M&P by Smith & Wesson	Thompson/Center	*Manufacturing Services*
Performance Center by Smith & Wesson		Smith & Wesson Precision Components

Smith & Wesson

(a) Estimated market size per SWBI Management's estimates.

5

Highly Experienced Management Team of Industry Veterans Strategic Focus on Driving Stable Organic Growth While Expanding Margins Capital Allocation Strategy of Returning Stockholder Value ~$4 Billion Addressable Market for Handguns and Long Guns Iconic Brand Portfolio with Loyal Consumer Base Investment Highlights

45% of new shooters are women 52% of new shooters did not grow up with firearms 63% of new shooters between the ages of 18-34 >3% 10-Year CAGR (2009-2019) >60% YoY Growth through June 2020 ~14M 5-Year Average Annual NICS Checks Shooting Sports are Attracting A Broader Demographic of Consumers Shooting sports participation continues to Grow Smith & Wesson Brand Recognition Adjusted NICS Background Checks 2.5M+ New Gun Owners Since March 2020 ~5% Target / Sports Shooting 9-Year CAGR (2009 -2018) ~6% YoY Growth in Total Days Participation (Handguns) (2017-2018) Source: National Shooting Sports Foundation. Industry-Leading Brand and Favorable Long-Term Trends https://www.nssf.org/diversity-in-gun-ownership-nothing-new-to-firearm-industry/

Adjusted NICS Checks Continue to Increase



(# of Adjusted NICS Checks in Millions)
2.5
2.0
1.5
1.0
0.5
-

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Adj. NICS	9.4	10.8	13.8	14.8	13.1	14.2	15.8	14.0	13.1	13.2	10.3
YoY Δ%	(1.0%)	14.4%	27.7%	7.4%	(11.5%)	8.8%	10.7%	(11.4%)	(6.1%)	0.6%	64.9%

- ✓ Adjusted NICS checks continue to increase over the long-term — 10-year CAGR of >3%
- ✓ NICS checks strong — up YTD ~65% YoY
- ✓ YTD 2020 represents ~83% increase over the long-run historic 6-month average
- ✓ Outreach Campaign Developed to Build Brand Loyalty with New Consumers:
  - Shooting Fundamentals
  - Basic Gun Education
  - Firearm Safety

Smith&Wesson®

Source: National Shooting Sports Foundation and FBI.
Note: 2020 represents data through June 2020.

8

Grow Organically Leverage Iconic Brands Focus on New Product Introductions Simplify Business Return Value To Stockholders Reducing Debt Return value to stockholders Invest in profitability and growth Paying Dividends Capital Investments Support NPD Improve efficiency Reduce operating costs 4 2 3 5 Culture of Simplicity Promote Effective Solutions Ease of Business Smooth customer interactions Efficient vendor relationships Focus on Profitability Strategic NPD Pipeline Elicit consumer excitement Drive brand loyalty Speed to Market Launch Planning & Execution Recognized Smith & Wesson Name Iconic firearms brand Clear, concise identity Gain Market Share Execute on concise brand strategies Firearms Pure Play Clear, targeted business development efforts Mature Market Focused on gaining market share 1 Strategic Priorities for Growth

Brand Strategy

BRAND EXPANSION TO MEET UNIQUE REQUIREMENTS ACROSS TARGETED CONSUMERS

Smith & Wesson

World class quality classic revolvers and metal frame pistols meet the needs of our discerning consumers for everything from competition target shooting to personal protection and professional use by law enforcement.

- ✓ ICONIC REVOLVERS
- ✓ PISTOLS
- ✓ SHOOTING GEAR
- ✓ ACCESSORIES



S&W 686 Deluxe



S&W 629 Classic

M&P by Smith & Wesson

Focused on reaching those consumers who are seeking modern tactical pistols and rifles with highest performance and reliability standards available in the marketplace. These products are primarily used for sport & competition shooting and self defense.

- ✓ PISTOLS
- ✓ RIFLES
- ✓ REVOLVERS
- ✓ SHOOTING GEAR
- ✓ ACCESSORIES



M&P M2.0

THOMPSON/CENTER

Thompson / Center enthusiasts are looking for the latest in today's hunting and shooting technology staked in craftsmanship and tradition. Thompson/Center firearms are modern tools for the classically-trained hunter and shooter.

- ✓ BOLT-ACTION RIFLES
- ✓ SEMI-AUTOMATIC RIFLES
- ✓ MUZZLELOADERS
- ✓ INTERCHANGEABLE PLATFORMS
- ✓ HUNTING ACCESSORIES



T/C Compass II

Performance Center by Smith & Wesson

The Performance Center is an aspirational brand that attracts sophisticated shooters who prefer uniquely designed firearms with special customized upgrades and features.

- ✓ FEATURE-RICH
- ✓ HIGH-PERFORMANCE
- ✓ REVOLVERS
- ✓ PISTOLS
- ✓ RIFLES



Performance Center Carbon Fiber

GEMTECH SUPPRESSORS

Gemtech suppressors are high-value suppressors that strike the balance between size, weight, and sound reduction. Gemtech suppressors are used around the globe by firearm enthusiasts, law enforcement, and military agencies.

- ✓ SUPPRESSORS



Gemtech Lunar 9

Smith & Wesson

10

Product Innovation Drives Organic Growth



2005

INCEPTION
Debut of the M&P Pistol Series, adopted by 100+ departments in its first year

2006

M&P15
Launch of the M&P15 Rifle Series, #1 MSR in the world

2012

M&P SHIELD
Unveiled new M&P Shield™ Pistol, becomes #1 concealed carry in the world

2017

M&P 2.0™ Series
Launch of the M&P M2.0™ enhanced version of the M&P pistol, available in 9mm, .40 S&W, 45 AUTO

2.1M *Cumulative Shield Units Sold*

2019

M&P380 SHIELD™ EZ
Announced roll-out of award-winning EZ platform

3.1M *Cumulative Shield Units Sold*

2020

M&P9 SHIELD™ EZ
Further expands M&P Shield™ EZ pistol platform

3.7M *Cumulative Shield Units Sold*

2021

NEW PRODUCTS
Exciting new product innovation positioned to capture underserved market

Smith & Wesson

Note: Cumulative units sold are based on fiscal year ended April 30.

11

M&P9 Shield EZ further expands the M&P Shield EZ pistol platform (released in 2018) Designed for personal protection and every day carry Features an easy-to-rack slide, easy-to-load magazine, and easy-to-clean design 3+ million M&P Shield pistols adopted by consumers ‘M&P Shield’ name has become synonymous with personal protection Next evolution of the personal protection pistol EASY TO RACK EASY TO PACK EASY TO SHOOT EASY TO LOAD EASY TO CLEAN AWARD WINNING M&P SHIELD EZ Pistol Series now in popular, powerful 9MM caliber Innovation Case Study: M&P9 SHIELD EZ

Note:US$ in millions. Fiscal year ended April 30. Gross Profit & Gross Margin Strong revenue growth driven by 2016 presidential election FY2018 decline in revenue largely due to excess inventory in the channel from previous uptick FY2018 & FY2019 were also impacted by distributor bankruptcies Revenue growth increase in late FY2020 due to a spike in consumer demand During periods of strong revenue growth, the company has significant operating leverage At lower levels of revenue, the company maintains strong margins and cash flow Revenue Summary Financial Overview

Pro forma balance sheet As of April 30, 2020 Conservative balance sheet with significant amount of liquidity ~0.9x(1) pro forma net leverage Low-cost (L+150 – 250)(2), $250M asset-based revolving credit facility $100M of cash pro forma for transfer of $25M of cash to SpinCo Enhanced focus on organic growth and profitability Strong free cash flow generation Generated $525+ million in cash from operations from FY15-FY19 Plan to eventually return capital to stockholders in the form of dividends Note:US$ in millions. (1) Pro Forma net leverage includes bank debt and capital lease obligations. (2) Applicable margin on asset-based revolver depends upon current leverage ratio. Strong Balance Sheet

Long-Term Financial Model

	Long-Term Targets	Commentary
Revenue	~5% CAGR	• Leverage brands to increase market share • Drive organic growth with new product introductions • Industry volatility yields significant year-to-year variability
Gross Profit	~30% – 35% of Revenue	• Investment in manufacturing equipment results in desire to operate "at capacity" • Flexible manufacturing enables 95-100% asset utilization at all times
Operating Expenses	~19% – 22% of Revenue	• Robust profit sharing drives alignment with workforce • Distribution costs for state-of-the-art facility • Seasonal variability due to show season
Adjusted EBITDAS	~15% – 20% of Revenue	• Variability based on cyclical trends • Fixed cost base drives lower return in lower revenue years but allows for rapid growth in higher revenue years due to ability to quickly ramp volume
Capital Expenditures	~$20M – $25M Annually	• Maintenance Capex for investment in new product development and repair / replacement of equipment • Up to an additional $10M for capacity growth

Smith & Wesson

Note: US$ in millions.

15

Increase Market Share to Drive Organic Revenue Growth Streamline Business Operations and Optimize Profitability Optimize Cash Flow Generation and Return Value To Stockholders 2 3 Leverage historic 168-year old “Smith & Wesson” brand to increase market share Outperform our peers Drive organic growth by designing innovative new products 1 Granular focus on cost efficiency and profitability Continue to streamline and standardize all functions of our business Leverage manufacturing expertise and manufacturing services platform Maximize return on invested capital: Continue to invest for organic growth Reduce total leverage Return excess capital to stockholders via dividends Generated $525+ million in cash from operations from FY15-FY19 Focus on Long-Term Performance

Q&A

Non-GAAP Financial Measure In this presentation, a non-GAAP financial measure “Adjusted EBITDAS,” is presented. From time-to-time, the company considers and uses these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) transition costs, (iii) fair value inventory step-up expense, (iv) recall related expenses, (v) change in contingent consideration, (vi) goodwill impairment, (vii) CEO separation, (viii) acquisition related costs, (ix) the tax effect of non-GAAP adjustments, (x) COVID-19 expenses, (xi) net cash used in investing activities, (xii) receipts from note receivable, (xiii) interest expense, (xiv) income tax expense, (xv) depreciation and amortization, and (xvi) stock-based compensation expenses; and (2) the non-GAAP measures that exclude such information. The company presents this non-GAAP measure because it considers it an important supplemental measure of its performance. The company’s definition of this adjusted financial measure may differ from similarly named measures used by others. The company believes this measure facilitates operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. This non-GAAP measure has limitations as an analytical tool and should not be considered in isolation or as a substitute for the company’s GAAP measures. The principal limitations of this measure is that it does not reflect the company’s actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.